Exhibit 10.1

Pilgrim’s Pride Corporation
Fourth Amendment To Amended and Restated Post-Petition Credit Agreement

This Fourth Amendment to Amended and Restated Post-Petition Credit Agreement (herein, the “Amendment”) is entered into as of December 1, 2009, among Pilgrim’s Pride Corporation, a Delaware corporation (the “Borrower”), as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the direct and indirect Domestic Subsidiaries of the Borrower party to this Amendment and To-Ricos, Ltd., a Bermuda company (“To-Ricos”) and To-Ricos Distribution, Ltd., a Bermuda company (“To-Ricos Distribution”), as Guarantors, each as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch,  as DIP Agent for the Lenders.

Preliminary Statements

A.The Borrower, the Guarantors from time to time parties thereto, the Lenders and the DIP Agent are parties to that certain Amended and Restated Post-Petition Credit Agreement dated as of December 31, 2008, as heretofore amended (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested the Lenders to extend the Maturity Date to January 31, 2010 and to reduce the DIP Commitments of the Lenders to $250,000,000.

C.Certain of the Lenders (the “Continuing Lenders”) are willing to amend the Credit Agreement on the terms and conditions set forth in this Amendment.

D.Those Lenders that are not Continuing Lenders (the “Departing Lenders”) are joining in this Amendment for the sole purpose of acknowledging the termination of their DIP Commitments and terminating their rights and obligations under the Credit Agreement.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendments To Credit Agreement.

Upon satisfaction of all of the conditions precedent specified in Section 2 hereof the Credit Agreement shall be amended as follows:

Section 1.1. The definition of the term “Maturity Date” contained in Section 5.1 of the Credit Agreement shall be amended to read as follows:

“Maturity Date” means January 31, 2010.

Section 1.2. Schedule 1 to the Credit Agreement is hereby deleted and replaced in its entirety by Schedule 1 attached to this Amendment.

Section 1.3. The Borrower and the Lenders agree that the DIP Commitments are hereby permanently reduced to $250,000,000 and that the amount of each Lender’s DIP Commitment is the amount set forth on Schedule 1 for such Lender.

Section 1.4. From and after the date on which all of the conditions precedent specified in Section 2 hereof are satisfied (the “Effective Date”) the Departing Lenders shall no longer be parties to the Credit Agreement and shall have no rights or obligations thereunder, other than those rights which by their terms survive the termination of the Credit Agreement.

Section 2.Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

Section 2.1. The Borrower, the Guarantors and the Continuing Lenders shall have executed and delivered this Amendment.

Section 2.2. The Departing Lenders shall have executed and delivered the Acknowledgement and Agreement of Departing Lenders attached to this Amendment.

Section 2.3. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date.

Section 2.4. The Borrower shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

Section 2.5. The DIP Agent shall have received:

(a)a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor to the effect that from and after the Petition Date no  amendments or other modifications to the Borrower’s or such Guarantor’s articles of incorporation and bylaws (or comparable organizational documents), as the same were in effect on the Petition Date, have been made;

(b)copies of resolutions of the Borrower’s and each Guarantor’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s and each Guarantor’s behalf, all certified in each instance by its Secretary or Assistant Secretary; and

(c)the favorable written opinion of counsel to the Debtors (other than To-Ricos, To-Ricos Distribution and Pilgrim’s Pride Corporation of West Virginia, Inc.) in form and substance reasonably satisfactory to the DIP Agent and the Lenders.

Section 2.6. The Bankruptcy Court shall have entered an order authorizing the execution and delivery of this Amendment and such order shall not have been amended, stayed, vacated, reversed or modified (in the case of an amendment or modification in a manner which materially and adversely affects the rights of the Lenders or the DIP Agent and which amendment or modification is not acceptable to the Continuing Lenders).

Section 2.7. The Borrower shall have paid to the DIP Agent for the account of the Departing Lenders all amounts owed by the Debtors to the Departing Lenders, including without limitation the principal balance of all DIP Loans made by the Departing Lenders that are then outstanding, if any, all accrued and unpaid interest thereon and  all accrued and unpaid fees.

Section 3.Representations And Warranties.

Section 3.1. The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

(a)each of the representations and warranties set forth in Section 6 of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date; and

(b)the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default has occurred and is continuing thereunder.

Section 4.Miscellaneous.

Section 4.1. Except as specifically amended herein the Credit Agreement shall continue in full force and effect.  Reference to this specific Amendment need not be made in any note, documents, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 4.2. As an additional inducement to and in consideration of the Lenders’ acceptance of this Amendment each of the Guarantors hereby acknowledges the execution of the foregoing Amendment by the Borrower and agrees that this acknowledgement is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgement or consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in the Guaranty.  Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower and the Guarantors to the Lenders under the Credit Agreement as amended by this Amendment.  Each Guarantor further acknowledges and agrees that the Guaranty shall be and remain in full force and effect.

Section 4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature pages to follow]

This Fourth Amendment to Amended and Restated Post-Petition Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Pilgrim’s Pride Corporation, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

“Guarantors”

PFS Distribution Company, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

PPC Transportation Company, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

Pilgrim’s Pride Corporation of West Virginia, Inc., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

Pilgrim’s Pride Corporation
Signature Page to Fourth Amendment to Amended and Restated Post-Petition Credit Agreement

PPC Marketing, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

To-Ricos, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

To-Ricos Distribution, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Chief Financial Officer

Pilgrim’s Pride Corporation
Signature Page to Fourth Amendment to Amended and Restated Post-Petition Credit Agreement

“DIP Agent, Swing Line Lender and L/C Issuer”

Bank of Montreal, as a Lender, Swing Line Lender, L/C Issuer and as DIP Agent

By /s/ Barry W. Stratton
Barry W. Stratton
Managing Director

Pilgrim’s Pride Corporation
Signature Page to Fourth Amendment to Amended and Restated Post-Petition Credit Agreement

“Continuing Lenders”

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch

By /s/ Michalene Donegan
Its Michalene Donegan, Executive Director

By /s/ Brett Delfino
Its Brett Delfino, Executive Director

U.S. Bank National Association

By /s/ Dale L. Welke
Its Vice President

ING Capital LLC

/s/ Lina A. Garcia
By Lina A. Garcia
Its: Director

Pilgrim’s Pride Corporation
Signature Page to Fourth Amendment to Amended and Restated Post-Petition Credit Agreement

Acknowledgement and Agreement of Departing Lenders

The undersigned, each of which is a Departing Lender (as defined in the above and foregoing Fourth Amendment to Amended and Restated Post-Petition Credit Agreement(the “Fourth Amendment”)), each hereby consents to the foregoing Fourth Amendment and acknowledges and agrees that from and after the Effective Date of the Fourth Amendment it shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations thereunder, other than those rights which by their terms survive the termination of the Credit Agreement.

“Departing Lenders”

Wells Fargo Bank National Association

By /s/ illegible
Its Senior Vice President

CALYON New York Branch

By /s/ Mark Koneval
Its MD

By /s/ Alan Sidrane
Its MD

Natixis New York Branch

By /s/ Alisa Trani
Its Alisa Trani
Associate Director

By /s/ Stephen A. Jendras
Its Stephen A. Jendras
Managing Director

SunTrust Bank

By /s/ Janet R. Naifeh
Its SVP

First National Bank of Omaha

By /s/ Wade Horton
Its Vice President

Pilgrim’s Pride Corporation
Signature Page to Acknowledgement and Agreement of Departing Lenders

Schedule 1

Commitments
Name of Lender	DIP Commitment
Bank of Montreal	$104,166,675.00
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch	$104,166,675.00
U.S. Bank National Association	$25,000,000.00
ING Capital LLC	$16,666,650.00
Total	$250,000,000